UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 20, 2005

(Date of Earliest Event Reported)

KYPHON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0366069
(State or Other Jurisdiction of Incorporation or Organization)	000-49804	(I.R.S. Employer Identification No.)

1221 Crossman Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 548-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On April 20, 2005, the Board of Directors (the “Board”) of Kyphon Inc. (the “Company”) authorized the payment of a bonus of $169,538 to Richard W. Mott, President and Chief Executive Officer of the Company, with regard to the year ended December 31, 2004. The bonus was determined based on the based on the recommendation of the Compensation Committee of the Board, which is comprised solely of non-employee, independent directors, in accordance with the terms of the Company’s Key Contributor Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2005

KYPHON INC.

By:	/s/ Richard W. Mott
Richard W. Mott
President and Chief Executive Officer